BUSINESS COMBINATION	6 Months Ended
Jun. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
BUSINESS COMBINATION
NOTE 15:-	BUSINESS COMBINATION

In November 2023, the Company acquired DPI, a U.S. based expert systems integrator with a strong focus on the U.S. Department of Defense and the U.S. government sectors. In accordance with the acquisition method of accounting, the total estimated purchase price consideration for the DPI acquisition was $19,231, subject to working capital adjustments. For further details, see Note 17 in the Annual Financial Statements.

Under the preliminary purchase price consideration allocation, the Company allocated the purchase price consideration to tangible and identified intangible assets acquired and liabilities assumed based on the preliminary estimates of their fair values (with the exception of exceptions in the purchase method such as contract assets, lease liabilities and assets, tax balances etc.), which were determined using generally accepted valuation techniques based on estimates and assumptions made by management at the time of the acquisition. Such estimates are subject to change during the measurement period which is limited to up to one year from the acquisition date. Any adjustments to the preliminary purchase price consideration allocation identified during the measurement period will be recognized in the period in which the adjustments are determined.

The total purchase price consideration for the acquisition was $19,231, comprising:

i.	A closing payment totaling $2,461, made through the issuance of ordinary shares;
ii.	A deferred payment of $820 in ordinary shares, set to be issued as per the terms outlined in the purchase agreement (“Holdback Amount”);
iii.	$4,787 cash paid by the Company to partially settle DPI's outstanding debt and transaction costs; and
iv.	$11,163 Contingent earn-out payments, to be settled using the Company's ordinary shares (“Earn-out Consideration”).

The Earn-out Consideration, contingent upon DPI's financial performance for the years ending December 31, 2024, 2025, and 2026, has a maximum potential issuance of 2,419,755 of the Company’s ordinary shares.

Additionally, the Company has committed to issuing up to 705,245 of the Company’s ordinary shares over approximately three years post-acquisition, contingent on continued service and achieving specified financial results (“Service Based Earn-Out”), alongside a potential one-time bonus of $9,000 payable in the Company’s ordinary shares or cash (“Bonus Amount”) if all earn-outs are fully achieved. During the six months ended June 30, 2024, the Company has partially amended the Bonus Amount conditions under the purchase agreement with the former shareholders of DPI, modifying it to an amount in the range of $2,000-$9,000, conditioned upon meeting certain financial results.

For the six months ended June 30, 2024, the Company recognized $2,166 of expenses related to the Service Based Earn-Out and the Bonus Amount.

As of June 30, 2024, there was $8,206 of unrecognized compensation cost related to the Service Based Earn-Out and the Bonus Amount. This amount is expected to be recognized over a period of two and a half years.

The Company is evaluating the impact of potential synergies across its reporting units and, as a result, have not allocated goodwill to its other reporting units as of June 30, 2024. The Company will complete its evaluation and allocate goodwill, as applicable, by the end of the measurement period.